                                          Exhibit 99.8




                     TRANCHE B WARRANT

                WARRANT TO PURCHASE COMMON STOCK


The Warrant represented by this certificate and the shares of Common Stock issuable upon the exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act. This Warrant and such shares are also subject to the restrictions contained in a Registration Rights Agreement dated as of July 27, 1995, a copy of which is on file at the office of the Secretary of the Company.

The exercise of this Warrant is subject to restrictions stated in
Section 3.2 hereof. The transfer of this Warrant is subject to the restrictions stated in Section 1.2(b) hereof.

The number of shares of Common Stock that may be purchased upon exercise of this Warrant may be less than the number of Warrants set forth below, pursuant to Section 7.1 hereof or other provisions. Reference should be made to the Secretary of the Company for a confirmation of the number of shares of Common Stock that can be purchased at any time upon exercise of this Warrant.


 Certificate Number                            Certificate for


             1                                    11,250,000
                                                  Warrants
This certificate is transferable
in Denver, Colorado

          -------------------------------------------




                    FOREST OIL CORPORATION

      Incorporated under the laws of the State of New York


      THIS CERTIFIES THAT, for value received, JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership, or registered assigns, is entitled to purchase from Forest Oil Corporation, a New York corporation (the "Company"), at any time after the date of this Warrant and prior to 5:00 P.M., Denver time, on the Expiration Date, at the purchase price of $2.00 per share (as such price may be adjusted pursuant to Section 7, the "Warrant Price") the number of shares of common stock, $.10 par value per share, together with the associated rights distributed to the holders of shares of Company common stock pursuant to the Rights Agreement dated as of October 14, 1993 between the Company and Mellon Securities Trust Corporation, as Rights Agent, as amended (the "Common Stock"), which is equal to the number of Warrants set forth above (as such number of shares may be adjusted pursuant to Section 7, the "Warrant Shares").

     Section 1.  Transferability of Warrants.

      1.1 The Warrant Register and Registration. The Secretary of the Company shall keep or cause to be kept at the office of the Company books for the registration and transfer (the "Warrant
Register") of this Warrant certificate and any other Warrant certificate issued hereunder (collectively including the initial Warrant, the "Warrants"). The Warrants shall be numbered and shall be registered in the Warrant Register as they are issued. The Company and the Secretary of the Company shall be entitled to treat a person as the owner in fact for all purposes of each Warrant registered in such person's name (each registered owner is herein referred to as a "Holder") and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

        1.2    Transfer.

        (a)The Warrants shall be transferable only on the Warrant Register upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, which endorsement shall be guaranteed by a bank or trust company located in the United States of America or by a broker or dealer that is a member of a registered national securities exchange, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Secretary of the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Secretary of the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. Subject to Section 1.2(b), the Warrants shall be freely transferable, provided that the Holder may transfer the Warrants without registration under the Securities Act of 1933, as amended, only if the Holder shall deliver to the Company an opinion of counsel reasonably
satisfactory   to   the   Company  that  such   registration   is
unnecessary.

            (b) Until the Termination Date (as defined in the JEDI/Anschutz Option dated as of the date hereof), (the "JEDI/Purchaser Option Termination Date"), the Warrants shall remain attached to the Tranche B Loan, as defined in the JEDI Loan Agreement dated as of December 28, 1993 between the Company and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), as amended as of July 27, 1995 (the "JEDI Loan Agreement"), and shall not be transferable except to any transferee of the Tranche B Loan in accordance with the terms of Section 8.07 of the JEDI Loan Agreement as in effect on the date hereof.

        1.3 Form of Warrant. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents and attested to by the Secretary of the Company or an Assistant Secretary. The signature of any of such officers on the Warrants may be manual or facsimile.

     Section 2. Exchange of Warrant.Each Warrant may be exchanged at the option of the Holder thereof for another Warrant or Warrants entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant or Warrants surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Secretary of the Company, and shall surrender, properly endorsed, which endorsement shall be guaranteed as provided in Section 1.2(a) if the new Warrant or Warrants are to be issued other than in the name of the Holder, the Warrant or Warrants to be so exchanged at the office of the Secretary of the Company. Thereupon, a new Warrant or Warrants, as the case may be, as so requested, shall be delivered to the person entitled thereto.

     Section 3. Term of Warrants; Exercise of Warrants.

     3.1 Term of Warrants. Each Holder shall have the right until 5:00 P.M., Denver time, on the Expiration Date (as defined below) to purchase from the Company the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to purchase on exercise of such Warrants at the Warrant Price. "Expiration Date" means the date that is the earliest of
(1) if the Company exercises the Conveyance Option (as defined in the JEDI Loan Agreement), the date that is the third anniversary of the Conveyance Date (as defined in the JEDI Loan Agreement),
(2) the date that is thirty (30) days after the receipt by the Holder of the Early Termination Notice (as defined below), except that if, within five Business Days (as defined below) after receipt of the Early Termination Notice, the Holder shall duly exercise any demand registration right pursuant to the Registration Rights Agreement dated as of the date hereof between the Company and JEDI with respect to any Tranche B Warrant Shares, the Expiration Date shall be the last day of the period during which the Company shall be required by Section 1(g)(3) of such Registration Rights Agreement to maintain the effectiveness of the registration statement covering the sale of such Warrant Shares, and (3) December 31, 2002. "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday for commercial banks under the laws of the State of Colorado or the State of Texas. "Early Termination Notice" means a written notice to the Holder by the Company advising the Holder of the expiration of the Warrants thirty (30) days after receipt thereof and certifying to the Holder that the Average Closing Price (as defined below) of the Common Stock for both the ninety (90) day and fifteen (15) day periods immediately preceding the date of the Early Termination Notice was greater than $2.50 per share (as adjusted pursuant to Section 7, the "Termination Minimum Price"); provided, however, that the Company may issue an Early Termination Notice only after July 27, 1998 and only if the

Conveyance Option has not been exercised. "Average Closing Price" per share of Common Stock for any period shall be the sum of the daily closing prices divided by the number of trading days in the period. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for such purpose or if no such prices are available, the fair market value of the Common Stock as determined by good faith action of the Board of Directors of the Company. After the Expiration Date, any previously unexercised Warrants shall be void, have no value and be of no further effect.

        3.2       Exercise of Warrants.

        (a) On or before the JEDI/Purchaser Option Termination Date, the Warrants may be exercised only pursuant to this Section 3.2(a). The Warrants may be exercised, without the surrender thereof, upon the delivery to the Secretary of the Company of (1) a duly completed form of Election to Purchase attached hereto with respect to a number of Warrant Shares specified therein, signed by Optionee (as defined in the JEDI/Anschutz Option) pursuant to an irrevocable power of attorney granted by the Holder in the JEDI/Anschutz Option, and (2) a certificate of the President or chief financial officer of Optionee to the effect that (A) Optionee has exercised the JEDI/Anschutz Option with respect to a number of Tranche B Warrant Shares (as defined in the JEDI/Anschutz Option) in the aggregate equal to the number of Warrant Shares specified in the Election to Purchase, (B) Optionee has delivered to the Holder the Anschutz Notice (as defined in the JEDI Loan Agreement) and (C) Optionee has paid to the Holder the aggregate Option Price (as defined in the
JEDI/Anschutz Option) for such number of Tranche B Warrant Shares. The payment of such aggregate Option Price for such number of Tranche B Warrant Shares shall constitute payment in full of the Warrant Price for such number of Warrant Shares. Subject to Section 8, upon delivery of the Election to Purchase and the related certificate referred to in clause (2) above and payment of the Warrant Price as aforesaid, and without regard to the surrender of any Warrant in connection therewith, the Company shall issue and cause to be delivered with all reasonable dispatch to or at the order of Optionee and in the name of
Optionee or at its order, a certificate for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 8, in respect to any fractional Warrant Share otherwise issuable upon such surrender. Such certificate shall be deemed to have been issued to such transferee and such transferee shall be deemed to have become a holder of record of such Warrant Shares as of the date of the payment of the Warrant Price; provided, however, that if, at the date of payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration
Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. On or before the JEDI/Purchaser Option Termination Date, the rights of purchase represented by the Warrant shall be exercisable, at the election of Purchaser, either in full or from time to time in part. After each such issuance of Warrant Shares pursuant to this Section 3.2(a), the Company shall notify the Holder that the number of Warrants evidenced hereby has been reduced by the number of Warrants so exercised and the Holder shall deliver this Warrant to the Company in care of the Secretary of the Company. The Company shall issue and cause to be delivered with all reasonable dispatch to the Holder a new Warrant evidencing the remaining Warrants that were evidenced by the Warrant.

       (b) After the JEDI/Purchaser Option Termination Date, the Warrants may be exercised only pursuant to this Section 3.2(b). The Warrants may be exercised upon surrender to the Company in care of the Secretary of the Company, of the Warrant to be exercised, together with the duly completed and signed form of Election to Purchase attached hereto, and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Warrant Price in connection with an exercise pursuant to this Section 3.2(b), shall be made, at the election of the Holder, (1) by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the Company, (2) by cancellation of Indebtedness (as defined in the JEDI Loan Agreement) which is $1,000 or an integral multiple thereof, or (3) by a combination of (1) and (2). In order to pay the Warrant Price pursuant to clause (2) or (3) of this paragraph, the Holder shall deliver to the Company a certificate of an officer or other duly authorized representative of the Holder substantially to the effect that the Holder is paying the amount of the Warrant Price therein specified by the cancellation of an equal amount of Indebtedness and that, effective as of the date of the certificate, an appropriate notation has been made on the ledger forming a part of the Note (as defined in JEDI Loan Agreement) reflecting the amount of Indebtedness cancelled. Subject to Section 8, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to the Holder and in the name of the Holder, a certificate for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 8, in respect of any fractional Warrant Share otherwise issuable upon such surrender. Such certificate shall be deemed to have been issued to the Holder and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price; provided, however, that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part. If a Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares will be issued, and the Company shall deliver the new Warrant to the Holder pursuant to the provisions of this Section.

     Section 4.    Payment of Taxes, Legend.

      4.1 Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that or the Holder and the Company shall not be required to issue or deliver such certificates unless of until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      4. 2  Legends.

       (a)Each certificate for Warrant Shares and any certificate issued in exchange therefor or on conversion or upon transfer, except certificates issued in connection with a sale registered under the Securities Act of 1933, as amended, and except as provided below, shall bear the legends to the following effect:

     1.   "The  shares  represented by this  certificate have not
     been registered under the Securities Act of 1933 and may not
     be  offered, sold,  transferred   or otherwise  disposed  of
     except in compliance with said Act."

     2.   "The shares represented by this certificate are subject
     to  restrictions   set forth   in  the  Registration  Rights
     Agreement dated as of July 27, 1995, a copy of which is on file in the office of the Secretary of the Company."

     3. "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Forest Oil Corporation and Mellon Securities Trust Company, dated as of October 14, 1993 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Forest Oil Corporation. Under certain circumstances, as set forth in the Rights Agreement, those Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Forest Oil Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person (as defined in the Rights Agreement) shall, under certain circumstances, become null and void."

     (b) The legend stated in Section 4.2(a)(1) shall be removed by delivery of one or more substitute certificates without such legend if the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act of 1933, as amended.

     (c) The legend stated in Section 4.2(a)(2) shall be removed at such time as the Warrant Shares are no longer subject to the Registration Rights Agreement referenced therein.

     Section 5. Mutilated or Missing Warrants. If any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to it. An applicant for such a substitute Warrant shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

     Section 6. Reservation of Warrant Shares; Purchase of
Warrants.

     6.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, free from preemptive rights, out of its authorized capital stock, the number of shares of Common Stock or other shares of capital stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of each Warrant on file with every transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. Each transfer agent for the Common Stock is hereby irrevocably authorized to cause to be issued from time to time the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms hereof. The Company will supply such transfer agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 8 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company and retired. Promptly after the Expiration Date, the Secretary of the Company shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants.

         The Company covenants that all shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms hereof be fully paid and nonassessable and free from all taxes, liens, charges and security interests created by the Company.

        6.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

        6.3 Cancellation of Warrants. If the Company shall purchaseor otherwise acquire Warrants, the same shall thereupon be cancelled by the Company and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

     Section 7. Adjustment of Warrant Price, Number of Warrant Shares and Termination Minimum Price. The number and kind of securities purchasable upon the exercise of each Warrant, the Warrant Price and the Termination Minimum Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter described.

      7.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Price payable in connection therewith and the Termination Minimum Price shall be subject to adjustment from time to time as follows:

      (a) If the Company shall at any time pay a dividend on its Common Stock (including, if applicable, shares of such stock held by the Company in treasury) in shares of its Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior thereto shall be adjusted so that this Warrant shall thereafter be exercisable for the number of Warrant Shares equal to the number of shares of Common Stock which the Holder would have held after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (a) shall become effective retroactively to the record date in the case of a dividend and shall become effective on the effective date in the case of a subdivision or combination.

      (b) If the Company shall issue rights or warrants to all holders of shares of Common Stock for the purpose of entitling them (for a period not exceeding forty-five (45) days from the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share (taking into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the average market price per share (determined as provided below) of the Common Stock on the declaration date for such issuance, then in each such case, the number of Warrant Shares thereafter issuable upon exercise of this Warrant after such record date shall be determined by multiplying the number of Warrant Shares issuable upon exercise of this Warrant on the date immediately preceding such declaration date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such declaration date and the number of additional shares of Common Stock so offered for subscription or purchase in connection with such rights or warrants, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such declaration date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such average market price; provided, however, if all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the exercise of such rights or warrants the number of Warrant Shares issuable upon exercise of this Warrant shall thereafter be readjusted to the number of Warrant Shares which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever any such rights or warrants are issued, and shall become effective on the date of issuance retroactive to the record date for determination of shareholders entitled to receive such rights or warrants. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

      (c) If the Company shall distribute to all the holders of Common Stock (i) any rights or warrants to subscribe for or purchase any security of the Company (other than those referred to in paragraph (b) above) or any evidence of indebtedness or other  securities  of the Company (other than Common  Stock),  or
(ii) assets (other than cash) having a fair market value (as determined in a resolution adopted by the Board of Directors of the Company, which shall be conclusive evidence of such fair market value) in an amount during any 12-month period equal to more than 10% of the market capitalization (as defined below) of the Company, then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be, after the record date for determination of the shareholders entitled to receive such distribution, determined by multiplying the number of Warrant Shares issuable upon exercise of this Warrant on the day immediately preceding the date of declaration or authorization by the Board of Directors of the Company of such distribution by a fraction, the numerator of which shall be the average market price per share (determined as provided in paragraph (e) below) of the Common Stock on such declaration date, and the denominator of which shall be such average market price per share less the then fair market value (as determined by the Board of Directors of the Company as provided above) of the portion of the assets, rights, warrants, evidences of indebtedness or other securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the declaration date. The term "market capitalization" shall mean an amount determined by multiplying the number of shares of Common Stock outstanding on such declaration date by the average market price per share (determined as provided in paragraph (e) below) of the Common Stock on such declaration date.

      (d) In case of any capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or of any exchange or conversion of the Common Stock for or into securities of another corporation, or in case of the consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or in case of any sale or conveyance of all or substantially all of the assets of the

Company, the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires such assets, as the case may be, shall make provision such that this Warrant shall thereafter be exercisable for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the effective date of such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, assuming (i) such holder of Common Stock of the Company is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made as the case may be ("constituent entity"), or an affiliate of a constituent entity, and (ii) such person failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance and, in any case appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the Holder, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of Warrant Shares issuable upon exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant.

     (e) For the purpose of any computation under this Section 7, the average market price per share of Common Stock on any date shall be the average of the daily closing prices for the fifteen
(15) consecutive trading days commencing twenty (20) trading days before the date of declaration or authorization by the Board of Directors of the Company of such issuance or distribution. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for such purpose or if no such prices are available, the fair market value of the Common Stock as determined by good faith action of the Board of Directors of the Company.

      (f) All calculations under this Section 7 shall be made to the nearest one-thousandth of a share of Common Stock.

      (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided in paragraphs (a) through (f), inclusive, above, the Warrant Price payable upon exercise of this Warrant and the Termination Minimum Price shall be adjusted by multiplying each of such Warrant Price and the Termination Minimum Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

      (h) In case of any consolidation or merger of the Company with or into another entity (whether or not the Company is the surviving entity) or in case of any sale, transfer or lease of all or substantially all of the assets of the Company, the
Company or such successor or purchasing entity, as the case may be, shall execute with the Holder an agreement that the Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and other securities, cash and property that the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or conveyance had this Warrant been exercised in full immediately prior to such action, and if the successor or purchasing entity is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares or other securities and property so that upon exercise of this Warrant, the Holder would have the same benefits it otherwise would have had if such successor or purchasing person were a corporation. Such agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Sections 7(a) through 7(h), inclusive. The provisions of this
Section 7(h) shall similarly apply to successive consolidations, mergers, sales or conveyances.

      (i) For the purpose of this Section 7, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) through (d) above, the Holder shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant, the Warrant Price and the Termination Minimum Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (h), inclusive, above, and the provisions of Sections 7.2, 7.3, 7.4 and 7.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

      (j) Upon the expiration of any rights, options, warrants or exercise or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the Termination Minimum Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (1) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, exchange privileges or exercise rights and (2) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights, options, warrants or exercise rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Warrant Price or the Termination Minimum Price or decreasing the number of Warrant Shares purchasable upon the exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or exercise rights.

      7.2  Time  of  Adjustments.  Each  adjustment   required by
Section 7 shall be effective as and when the event requiring such adjustment occurs.

      7.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Price or the Termination Minimum Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Price and the Termination Minimum Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

      7.4     No Adjustment for Dividends.  Except as provided in
Section 7.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

      7.5 Statement on Warrants. Irrespective of any adjustments in the Warrant Price, the Termination Minimum Price or the number or kind of shares purchasable upon the exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same prices and number and kind of shares as are stated in the initial Warrant.

     Section 8. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would be issuable on the exercise of Warrants (or specified portion thereof), the Company shall, in lieu of issuance of such fraction of a Warrant Share, calculate and pay an amount in cash equal to the closing price per Warrant Share on the trading day immediately preceding the date of exercise of the Warrant multiplied by such fraction. The closing price shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of

Directors of the Company for such purpose or if no such prices are available, the fair market value of the Common Stock as determined by good faith action of the Board of Directors of the Company.

     Section 9. No Rights as Shareholder; Notices to Holders. Nothing contained in this Warrant or in any of the Warrants shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

     (a) the Company shall declare any dividend (or any other distribution) on Common Stock, other than a cash dividend or shall declare or authorize repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

     (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or any other rights or warrants; or

     (c) The Company shall propose any capital reorganization, recapitalization, subdivision or reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock or Stock, or a change in par value, or from par value to no par value or from no par value to par value), or any consolidation or merger to which the Company is a party for which approval of any shareholders of the Company shall be required, or the sale, transfer or lease of all or substantially all of the assets of the Company; or

     (d) the voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed; then in any one or more of said events, the Company shall give notice in writing of such event to the Holder at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of shareholders entitled to vote on such proposed consolidation, merger, sale, transfer or lease of assets, dissolution, liquidation or winding up.

      Section 10. Notices. All notices, requests and other communications with respect to the Warrants shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the Holder, in care of Enron Capital Corp., at 1400 Smith Street, Houston, Texas 77002,
Attention: Keith Power (telecopy number: (713) 646-3602), with a copy to Enron Capital & Trade Resources Corp., 1200 17th Street, Suite 2750, Denver, Colorado 80202, attention: Clifford Hickey (Telecopy No.: (303) 534-2205) and to the Company at 1500
Colorado National Building, 950-17th Street, Denver, Colorado 80202 (telecopy number: (303) 298-8881), or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

     Section 11.   No Waivers; Remedies; Specific Performance.

      (a) Prior to the Expiration Date,no failure or delay by any party in exercising any right, power or privilege with respect to the Warrants shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrants shall be cumulative and not exclusive of any rights or remedies provided by law.

      (b) In view of the uniqueness of the Warrants, the Holder would not have an adequate remedy at law for money damages in the event that any of the obligations arising under the Warrants is not performed in accordance with its terms, and the Company therefore agrees that the Holder shall be entitled to specific enforcement of the terms of the Warrants in addition to any other remedy to which they may be entitled, at law or in equity.

     Section 12. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of a Warrant, and no consent to any departure from any provision of the Warrant, shall be effective unless it shall be in writing and signed and delivered by the Company, the Holder and, until the JEDI/Purchase Option Termination Date, the Purchaser, and then it shall be effective only in the specific instance and for the specific purpose for which it is given. The rights of the Holder and the terms and provisions of this Warrant including, without limitation, the performance of the obligations of the Company hereunder, shall not be affected in any manner whatsoever by the terms and provisions of any other agreement, whether entered into prior to or after the date of this Warrant, including, without limitation, the Second Amendment to the JEDI Loan Agreement or of any instruments, notes or other agreements entered into pursuant thereto, or the performance of, or failure to perform, the obligations of any party thereunder.

     Section 13. Governing Law. The Warrants shall be governed by and construed in accordance with the internal laws of the State of New York. All rights and obligations of the Company shall be in addition to and not in limitation of those provided by applicable law.

     Section 14. Severability of Provisions. Any provision of the Warrants that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Warrants or affecting the validity or enforceability of the provision in any other jurisdiction.

     Section 15. Headings and References.Headings in the Warrants are included for the convenience of reference only and do not constitute a part of the Warrants for any other purpose. References to parties and sections in the Warrant are references to the parties or the sections of the Warrant, as the case may be, unless the context shall require otherwise.

     Section 16. Non-Exclusive Jurisdiction. Each of the Company and the Holder, by acceptance hereof, (1) agrees that any legal action with respect to the Warrant may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, (2) each of the Company and the Holder, by acceptance hereof, accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any legal action in those jurisdictions.

     Section 17.Waiver of Jury Trial. Each of the Company and the Holder, by acceptance hereof, waives any right to a trial by jury in any legal action to enforce or defend any right under the Warrants or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with the Warrants and agrees that any legal action shall be tried before a court and not before a jury.

     Section 18. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

        ---------------------------------------------------

         THIS WARRANT is executed by the Company on the date set forth below in New York, New York.



Dated:     July  27,  1995             FOREST OIL CORPORATION


Attest:                                By:
        -----------------                 ----------------------
        Name:                             Name:
        Title:                            Title:







                          S-1


       ----------------------------------------------------

                     FOREST OIL CORPORATION

                      Election to Purchase

                         Mail Address



-------------------                    ----------------------
-------------------                    ----------------------
-------------------                    ----------------------


      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for and to purchase thereunder, shares of the stock provided for herein, and requests that certificates for such shares be issued in the name of


-----------------------------------------------------------------

-----------------------------------------------------------------
     (Please Print Name, Address and Social Security No.)

-----------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned holder of this Warrant or his Assignee as below indicated and delivered to the address stated below.

Date:_____________ ,______.

Name of holder of this Warrant or Assignee:
                                            --------------------
(Please Print)

Address:
         --------------------------------
         --------------------------------

Signature:
           ------------------------------

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular without alteration or enlargement or any change whatever unless this Warrant has been assigned.

Signature Guaranteed:
                      -----------------------------------